GRANT
AGREEMENT
BETWEEN THE
WISCONSIN DEPARTMENT OF COMMERCE
AND
CELLULAR DYNAMICS INTERNATIONAL, INC.
This Agreement is entered into by and between the Wisconsin Department of Commerce ("Department') and Cellular Dynamics International, Inc., ("Recipient").
WITNESSETH
WHEREAS, the Department is authorized to award funds, for the purpose of economic development pursuant to Section 560.275 Wis. Stats.; and
WHEREAS, on June 22, 2006, the Department, relying upon representations in the Recipient's Application, awarded up to Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) to the Recipient to be utilized in accordance with the terms and conditions of this Agreement.
NOW, THEREFORE, for valid consideration, the receipt of which is hereby acknowledged, and in consideration for the promises and covenants in this Agreement, the Department and Recipient agree as follows:

1.
DISBURSEMENT OF GRANT PROCEEDS. Grant disbursements to the Recipient hereunder for Eligible Project Costs (Defined in Exhibit A) shall be made on a periodic basis upon the Department's receipt and approval of The Request for Disbursement Form (attached as Exhibit C) and required supporting documentation. .

2.	"EVENT OF DEFAULT" DEFINED. The occurrence of any one or more of the following events shall constitute an "Event of Default" for the purposes of this Agreement:

a)	The Recipient's failure to comply with or perform any of its obligations under this Agreement;

b)	Any material misrepresentation with respect to the Recipient's warranties and representations under this Agreement or the Application.

3.
REMEDIES IN EVENT OF DEFAULT. Upon the occurrence of any Event of Default, the Department shall send a written notice of default to the Recipient, setting. forth with reasonable specificity the nature of the default. If the Recipient fails to cure the default to the reasonable satisfaction of the Department within ten (10) calendar days, the Department may, without further written notice to the Recipient, declare the Recipient in default, terminate this Agreement effective immediately, and recover from the Recipient all of the following:

a)	An amount equal to the funds disbursed under this Agreement.

b)	All court costs and reasonable attorney's fees incurred by the Department in recovering the amounts owed by the Recipient hereunder.
Such amounts shall be paid to the Department within thirty (30) calendar days of demand by the Department hereunder. If the Department fails to receive such amount, the Recipient will be liable for the full unpaid balance plus interest at the annual rate of twelve (12) percent from the Event of Default.

4.
RECIPIENT'S WARRANTIES AND REPRESENTATIONS. To induce the Department to enter into this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Recipient hereby warrants and represents that:

a)	The Recipient is duly organized, validly existing, and authorized to engage in business in the State of Wisconsin.

b)	The Recipient is qualified to engage in business in every jurisdiction where the nature of its business makes such qualification necessary;

c)
The Recipient is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it, the violation of which would have a material and adverse effect on the Recipient's ability to comply with this Agreement;

d)
The Recipient is unaware of any conditions which could subject it to any damages, penalties or clean-up costs under any federal or state environmental laws which would have a material adverse effect on the Recipients ability to comply with this agreement.

e)
The financial statements and other information provided by the Recipient to the Department are complete and accurate in accordance with Generally Accepted Accounting Principles, and may be relied upon by the Department in deciding whether to enter into this Agreement with the Recipient;

f)	The Recipient is not in default under the terms and conditions of any grant agreements, leases, or financing arrangements with the Recipient's other creditors;

g)	The Recipient has private Project funds as identified in Exhibit A to fund all other costs relating to the Project;

5.	RECIPIENT COVENANTS.

a)	Deliverables. The Recipient shall comply with the terms and conditions set forth in Exhibit A Section 3. of this agreement.

b)
Reporting. The Recipient shall provide the Department with reports, utilizing forms provided by the Department, as well as interim and/or fiscal year end financial statements in accordance with Exhibit B.

c)	Inspection.

(i)	The Department and its respective agents, shall, at any reasonable time and upon 48 hours notice, have the right to enter upon the Recipient's premises to inspect the Project.

(ii)	The Recipient shall produce for the Department's inspection, examination, auditing and copying, upon reasonable advance notice, any and all records which relate to this Agreement.

d)
Nondiscrimination in Employment. During the Term of this Agreement, the Recipient shall not discriminate against any employee or applicant for employment because of age, race, religion, color, handicap, sex, physical condition, developmental disability as defined in sec. 51.01 (5) Stats., sexual orientation or national origin. This provision shall include, but not be limited to, the following: employment, upgrading, demotion or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. Except with respect to sexual orientation, the recipient further agrees to take affirmative action to ensure equal employment opportunities. The recipient agrees to post in conspicuous places, available for employees and applicants for employment, notices to be provided by the contracting officer setting forth the provisions of the nondiscrimination clause.

e)
Notification of Position °Denim's. In accordance with sec. 106.16, Stats., the Recipient shall, for a period of one year from the Effective Date, provide the Wisconsin Department of Workforce Development, local Job Service offices, and the area Workforce Development Board with prior written notice of any new or vacant Full‑Time Positions that are related to the Project.

f)
Consolidation or Merger. During the term of this Agreement, the Recipient shall not consolidate or merge with or into any other corporation or business entity without providing prior written consent of the Department.

g)
Relocation of Operations. In accordance with §560.075(2), the Recipient shall not relocate the Project, or any Full-Time Positions related thereto, outside of Wisconsin for a minimum of five years from the date of the award.

6.	WISCONSIN OPEN RECORDS LAW. Subject to the following terms, the Department shall safeguard all of the financial statements provided to them by the Recipient:

a)
Except as otherwise required or provided by court order, legal process or applicable Wisconsin law including, without limitation, the Wisconsin Open Records Law, sec. 19.31, Stats., et seq, the Department shall not reveal or disclose any financial information and documents provided by the Recipient to any non-government person or entity without the prior written consent of the Recipient.

b)	If the Recipient believes or contends that any financial statements provided hereunder qualify as ‘trade secrets" exempt from disclosure under the Wisconsin Open Records Law, the Recipient shall:

(i)
Fill out a standard trade secrets designation form to be provided by the Department, designating specific information or documents as " trade secrets" and agreeing to defend and indemnify the Department, and to hold them harmless in the event of any future open records request asking for copies of such documents; and

(ii)	Provide the Department with two copies of such information — a clean copy and a copy with the "trade secret" information redacted — for the Department's files.

7.
ENTIRE AGREEMENT. This Agreement and exhibits contain the entire Agreement of the parties concerning the Recipient's obligations under the terms and conditions of this Agreement. This Agreement may not be amended, modified or altered except in writing signed by the Recipient and the Department.

8.
CHOICE OF LAW. THIS AGREEMENT IS AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WISCONSIN. If any provisions of the Agreement shall be prohibited by or invalid under Wisconsin law, such provisions shall be ineffective only to the extent-of such prohibition or invalidity, without affecting the validity or enforceability of the remaining provisions thereof.

9.
VENUE; JURISDICTION. Any judicial action relating to the construction, interpretation, or enforcement of this Agreement, or the recovery of any principal, accrued interest, court costs, attorney's fees and other amounts owed hereunder, shall be brought and venued in the U.S. District Court for the Western District of Wisconsin or the Dane County Circuit Court in Madison, Wisconsin. THE RECIPIENT HEREBY CONSENTS TO PERSONAL JURISDICTION IN THOSE WISCONSIN COURTS, AND WAIVES ANY DEFENSES THAT THE RECIPIENT OTHERWISE MIGHT HAVE RELATING THERETO.

10.
WAIVER OF RIGHT TO JURY TRIAL. THE RECIPIENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY JUDICIAL ACTION OR PROCEEDING THAT MAY ARISE BY AND BETWEEN THE DEPARTMENT AND THE RECIPIENT CONCERNING THE CONSTRUCTION, INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT, OR THE RECOVERY OF ANY PRINCIPAL, ACCRUED INTEREST, COURT COSTS, ATTORNEY'S FEES AND OTHER AMOUNTS THAT MAY BE OWED BY THE RECIPIENT HEREUNDER.

11.	MISCELLANEOUS.

a)
Severability. The invalidity of any provision of this Agreement shall not affect the validity of the remaining provisions, which shall remain in full force and effect to govern the parties' relationship.

b)
Department Not A Joint Venturer Or Partner. The Department shall not, under any circumstances, be considered or represented to be a partner or joint venturer of the Recipient or any beneficiary thereof.

c)
Documents. All documents required to be delivered contemporaneously with the execution and delivery of this Agreement are expressly made a part of this Agreement as though completely herein, and all references to this Agreement herein shall be deemed to refer to and include all such documents.

d)	Agreement Controlling. In the event of any conflict or inconsistency between the Agreement and the exhibits hereto, the terms of this Agreement shall control.

12.	CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms and conditions set forth herein.

13.
AUTHORITY TO SIGN DOCUMENT. The person(s) signing this Agreement on behalf of the Recipient certifies and attests that the Recipient's respective Articles of Incorporation, By Laws, Charter, Corporate or other Resolutions, and/or other related documents give full and complete authority to bind the Recipient, on whose behalf they are executing this document.

Recipient assumes full responsibility and holds the Department harmless for any and all payments made or any other actions taken by Department in reliance upon the above representation. Recipient agrees to indemnify Department against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by Department resulting from or arising out of any such payment or other action, including reasonable attorneys’ fees and legal expenses. Recipient has read, fully understands and agrees to all of the terms and conditions in this Agreement and the related attachments.
IN WITNESS WHEREOF, the Department and the Recipient have executed and delivered this Agreement effective the date set forth next to the Department's signature below.
WISCONSIN DEPARTMENT OF COMMERCE

BY:	/s/ Mary Gage	2/28/08
	Mary Gage, Acting Bureau Director	Date

CELLULAR DYNAMICS INTERNATIONAL, INC.

BY:	/s/ Robert Palay	2/27/08
	Robert Palay, Chairman	Date

Notices to the Recipient hereunder shall be effective upon mailing by first class mail, postage prepaid, and addressed to the following person and address or such other person and address as the Recipient may designate in writing:
Notices to the Department hereunder shall be effective upon mailing by first class mail, postage prepaid, and addressed as follows:

Wisconsin Department of Commerce Bureau of Business Finance 201 West Washington Avenue P.O. Box 7970 Madison, WI 53707 Attn: Contract #TMG FY05-11872

Cellular Dynamics International, Inc. 525 Science Drive Madison, WI 53711 Attn: R. Paley

EXHIBIT A
(PROJECT DESCRIPTION/DELIVERABLES)
TECHNOLOGY MATCHING GRANT
Contact# TMG FY05-11872

1.	PROJECT SUMMARY:
Founded by Dr. James Thomson, Dr. Craig January, Dr. Timothy Kamp and Tactics II Ventures LP, Cellular Dynamics International (CD1), will focus initially on developing and providing stem cell and HEK cell-based screening services to the pharmaceutical and biotechnology industries. These services will assist in the development of safer and more effective drugs.

2.	EUGIBLE PROJECT COSTS:

Code		SOURCES		TOTAL
	USES	TMG	FEDERAL GRANTS
	Working Capital
TOTAL		$250,000**	1,250,000	$1,500,000

Project costs will be incurred between June 22, 2005 and December 31, 2010.
**Disbursements will be based on 20% of each federal award notification.

3.	DELIVERABLES:

a.	The Recipient warrants that it will provide federal matching funds of at least 80% of total project costs as required by statute.

b.	All grant funds must be spent in Wisconsin.

c.	Commerce funds may not be used for founders salaries.

EXHIBIT b
REPORTING
TECHNOLOGY MATCHING GRANT
Contact:# TAG FY05-11872

1.	REPORTING REQUIREMENT. The Recipient shall provide the Department with reports or surveys, in accordance with the following table:
REPORTING REQUIREMENTS

Report No.	Period Covered	Documentation Required			Due Date
		Project Report	Financial Statements
			Interim As of:	Fiscal Year Ended:
1.	1/1/07 — 12/31/07	Annual	N/A	12/31/07	3/31/08
2.	1/1/08 — 12/31/08	Annual	N/A	12/31/08	3/31/09
3.	1/1/09 — 12/31/09	Annual	N/A	12/31/09	3/31/10
4.	1/1/09 — 12/31/10	Annual	N/A	12/31/10	3/31/11

a)
Annual Reports The Recipient will be required to submit this report within 90 days of the calendar year end, as well as fiscal year end financial statements, and utilizing forms provided by the Department attached as Exhibit B-1.

2.	PROJECT RECORDS. The Recipient shall prepare, keep and maintain such records as may be reasonably required by the Department to show:

a)	The number of Target Employees Created, Trained, or Maintained by the Recipient pursuant to this Agreement;

b)	The amount and disposition of Grant funds provided and disbursed under this Agreement; and

c)	The total cost of the Project.

3.
FINANCIAL RECORDS. All of the Recipient’s financial records shall be prepared, kept and maintained in accordance with Generally Accepted Accounting Principles. The Recipient shall provide such records to the Department during the Term of the Agreement as required in the annual reports, or otherwise as requested by the Department. Such materials shall be retained by the Recipient for a period of at least three (3) years after the Project End Date.

a)
The financial statements and other information provided by the Recipient to the Department are complete and accurate in accordance with Generally Accepted Accounting Principles, and may be relied upon by the Department in deciding whether to enter into this Agreement with the Recipient;

4.
AUDIT REPORT. Within (90) days after the Project End Date, or upon the request of the Department, the Recipient shall provide the Department with an audited financial report, in form and substance reasonably satisfactory to the Department, documenting that the Grant funds were expended in accordance with this Agreement.

EXHIBIT B-1
ANNUAL PROJECT REPORT
This report is due within 90 days of each annual period as defined in the Reporting Section of your Agreement with Commerce

BUSINESS: Cellular Dynamics international, Inc. NAME CHANGE? ☐ Yes (Attach copy of Articles Of Organization) ☐ No	CONTRACT #: TMG FY05-11872	REP: kc	FOR ANNUAL PERIOD ENDED:
☐ December 31,_________ ☐ Other,___________
ADDRESS CHANGE? ☐ Yes (Attach Letterhead Showing Change) ☐ No

PROJECT INFORMATION
Total Budgeted Project Cost per Agreement	$
Total GRANT Funds Spent to Date
Total Match Funds Spent to Date
Total Project Funds Spent to Date

OTHER REPORTING INFORMATION
Number of full-time and part-time positions
Grants applied for, approved and/or denied
Patent applications, status

FINANCIAL INFORMATION
Please indicate which financial statements are being submitted with this report as required in Exhibit B.

☐ Interim Dated _______________________________________________

☐ Fiscal Year End Dated ________________________________________

EMPLOYEE INFORMATION
☐ A Copy of Page 1 of the most recent UC 101 Report is attached.
Please submit the most recent Annual Reporting period year end Business’s Federal Equal Opportunity Report (EEO-1) ☐ Exempt from filing EEO-1 ☐ Most recent EEO-1 is attached
Position Openings have been posted with the Department of Workforce Development. Job Service and/or Workforce Development Board ☐ Yes ☐ No (If no, attach explanation)

SIGNATURE
I certify the information in this report is correct. Signature of Business Representative/Date	Commerce Review Initials

EXHIBIT C
REQUEST FOR DISBURSEMENT

Contract Number: TMG FY05-11872	Rep: kc	Company: Cellular Dynamics International, Inc.
Wismart #:	FEIN #	Request Number:
Disbursement Period Covered by this Request From: June 22, 2005	To: December 31, 2010

PROJECT EXPENSES INCURRED DURING THIS PERIOD

Budget Code	Description	Total Expenses This Period	=	Company Match Expenses	+	State Reimbursable Expenses Disbursements will be based on 20% of each federal award notification.
Working Capital

Requests for Disbursement must include supporting documentation in order to be approved by Commerce. Please identify the documentation included with this request: The Department may withhold Grant disbursements if it determines that the Recipient has not provided adequate documentation of Eligible Project Costs, has failed to make adequate progress in the project, has failed to file required reports hereunder, or is otherwise in default under the terms of the Agreement
☐ Itemized invoices for all Eligible Project Costs included in the Request for Disbursement Form that were paid to outside vendors.
☐ A report detailing the dollar amount and purpose of the Eligible Project Costs incurred this period included in the Request for Disbursement Form. This report should clearly describe how the Recipient derived the amounts included on the form.

I hereby certify that the expenses reported on this form are in accordance with the terms of the agreement and that complete and accurate records are being kept to substantiate such expenses.

Authorized Company Signature	Date

This section is to be completed by Commerce

Business Finance Specialist	Date

Account Specialist	Date

Retain a copy of the completed form for your records and mail the original to:
Department of Commerce, c/o Bureau of Business Finance, P.O. Box 7970, Madison, Wisconsin 53707-7970

State of Wisconsin Department of Administration s. 16.765, Wis. Stab., ADM 50 DOA-3024A (R03/2001)	Division of Facilities Development 101 East Wilson St, 71' Floor P. O. Box 7866 Madison, WI 53707-7866 (608) 266-1294 Voice (608) 267-2710 Fax http://www.doa.state.wi.us/dfd/dfdmain.asp
Request for Exemption from Submitting Affirmative Action Plan
Wisconsin Office of Contract Compliance
Instructions to Contractor: By satisfying one of the conditions below, the contractor may request an exemption from submitting an Affirmative Action Plan. Complete this form and return it to the Division of Facilities Development within fifteen (15) working days of the award date of the contract. Unless the contractor is notified otherwise by the Division of Facilities Development, the contractor may assume that the exemption is approved.
*The State of Wisconsin may use the Social Security Number or Federal Employer Identification Number indicated on this form to Identify your organization in the State's Contractor Directory on the State's VendorNet service on the Internet.
Please check one: ☐ Yes ☐ No See page 1 for further explanation of this request.

Contractor Name		*Federal Employer Identification Number
Address (Street)		*Social Security Number
(P.O. Box)		(City)
Contact	(State)	(ZIP)
Commodity		Title
Total Contract Amount $	Award Date (mm/dd/ccyy)	Telephone Number ( )
Project Number		Fax Number ( )

IL	Exemption Request: The basis for requesting an exemption is that, as of the award date of the contract, the contractor: (Check as appropriate)

☐
Has a total work force for the project site and administrative staff associated with the project of less than thirty (30) employees, and the contract can be completed without supplementing said work force beyond thirty (30) employees.

☐	Is a foreign company with a work force in the United States of less than thirty (30).

☐	Is an agency of the Federal Government or a Wisconsin municipality.

☐
Has achieved a balanced work force. Contractor must submit 1) a completed Work Force Analysis Form (DOA-3022A); Page 2) supporting labor market information if requesting an exemption based on this reason; and 3) an Equal Employment Opportunity Policy Statement.

☐
Has undergone an audit of its Affirmative Action Program within the last year by the Office of Federal Contract Compliance (OFCC) and has received a letter of compliance. (Contractor must attach a copy of its OFCC letter and the contractors Affirmative Action and Equal Employment Opportunity Policy Statement.)

III.	We have posted the notice(s) explaining Wisconsin's contract compliance law. ☐ Yes ☐ No

Chief Executive Officer Signature	Date (mm/dd/ccyy)

Printed Name	Title

Witness Signature	Date (mm/dd/ccyy)

Printed Name	Title
This form can be made available in accessible formats to qualified individuals with disabilities upon request. Please call the Wisconsin Office of Contract Compliance (WOCC) at (608) 288-5482 (voice) or (608) 267-9679 (ITY), or write to WOCC at 101 East Wilson Street. 6th Floor, P. O. Box 7867, Madison, Wisconsin 53707-7867.
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